Finance Expense - Summary of Finance Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2021	Mar. 31, 2020	Mar. 31, 2019
Analysis of income and expense [abstract]
Interest expense on lease liabilities	$ 13,689	$ 14,782
Interest expense	552	2,169	3,266
Loss/(gain) on interest rate swaps	460	(171)	(422)
Debt issuance cost	126	231	360
Total	$ 14,827	$ 17,011	$ 3,204